Exhibit 99.2

Third Quarter 2016 Financial Results Presentation NASDAQ: GNBC October 28, 2016

Today’s Speakers • • • Manny Mehos – Chairman and Chief Executive Officer Geoff Greenwade – President and Bank Chief Executive Officer Donald Perschbacher – Executive Vice President & Corporate Chief Credit Officer • John Durie – Executive Vice President and Chief Financial Officer 2

Safe Harbor The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) giving Green Bancorp, Inc.’s (“Green Bancorp”) expectations or predictions of future financial or business performance or conditions. Most forward-looking statements contain words that identify them as forward-looking, such as "plan", "seek", "expect", "intend", "estimate", "anticipate", "believe", "project", "opportunity", "target", "goal", "growing“, "continue“, “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Green Bancorp's current expectation of future events or its future performance and do not relate directly to historical or current events or Green Bancorp's historical or future performance. As such, Green Bancorp's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Green Bancorp cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Green Bancorp undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Green Bancorp cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Green Bancorp's business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. In addition to factors previously disclosed in Green Bancorp’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: difficulties and delays in integrating the Green Bancorp and Patriot Bancshares, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 3

Pre-Tax Pre-Provision Adjusted Net Income • • Core profitability is intact, despite overhang from energy portfolio 3Q16 PTPP Adj. NI was impacted by $3 million in MARS-related expenses $19,657 $20,000 65% $19,286 $17,500 60% $15,000 55.3% $12,500 55% $10,000 49.8% 50.0% 50% $7,500 $5,000 45% 3Q15 4Q15 PTPP Adj. Net Income 1Q16 2Q16 Adj. Efficiency Ratio* 3Q16 (*) excludes one-time acquisition expenses 4 56.4% $10,469 61.9% $16,685 $14,400

Managed Asset Reduction Strategy ‘MARS’ • MARS program was announced on the first quarter 2016 earnings call • Primary goal of MARS is to resolve, primarily via payoff or sale, the company’s energy portfolio − Since beginning in April 2016, the program has resolved: − $108.8 million of energy production and oil field service loans − $105.9 million of classified assets and purchased credit impaired loans MARS Energy portfolio consists of $26 million in energy production loans and $104 million in oil field services loans, pro-forma for the sale of $38.9 million of loans held for sale at September 30, 2016 Excluding held for sale loan, energy loans represent 4.3% of total loans, down from 7.5% at June 30, 2016 − − • Currently expect to maintain risk-based capital ratios through the duration of the program 5

Overview of Energy Portfolio Progress ($ in millions) 1Q16 Δ 2Q16 (incl. HFS) HFS Δ 3Q16 (incl. HFS) HFS 3Q16 (excl. HFS) Energy Production Oil Field Services Resolutions 6 $ 277 $ 250 $ 6 $ 169 $ 166 $ 130 $ 140 $ 104 $ 104 $ 111 $ 110 $ 65 $ 26 $ 39 $ 75 $ 27 Energy Portfolio Resolution History

Deposit Update • As of Sept. 30, 2016 ($ in millions) Total deposits increased $108.6 million during the third quarter to $3.3 billion Noninterest-bearing deposits were 18.6% of deposits at September 30, 2016 Cost of deposits including noninterest-bearing was 0.65%, roughly stable compared to the second quarter $3,500 • $3,000 $2,500 $2,000 • $1,500 $1,000 $500 $0 3Q15 4Q15 1Q16 2Q16 3Q16 Certificates and other time deposits Savings Money market Interest-bearing transaction Noninterest-bearing 7 Total Deposit Composition Highlights

Loan Update • As of Sept. 30, 2016 ($ in millions) Total loans decreased by $141.8 million during the third quarter to $3.0 billion Loan yield for the third quarter of 2016 was 4.77%, stable compared to the second quarter $3,500 $3,000 • $2,500 $2,000 – Loan yield, excluding fees, for the third quarter was 4.20%, down 9 bps from the second quarter of 2016 Fees and discounts at payoff contributed approximately 12 basis points to the third quarter loan yield Accretion of fees and discounts (net) contributed approximately 45 basis points to the third quarter loan yield $1,500 $1,000 $500 – $0 3Q15 4Q15 1Q16 2Q16 3Q16 Other consumer Residential mortgage Construction, land & land development Commercial real estate Owner occupied commercial real estate Commercial & industrial – 8 Total Loan Composition Highlights

Existing Banker Capacity • Our current staff of bankers has the capacity to support up to $4 billion of loans and deposits • • Private Banker Specialty Banker As of September 30, 2016 ‒ ‒ ‒ ‒ DFW – 5 DFW – 6 HOU – 6 OTH – 1 • Business Banker 5% ‒ ‒ 20% DFW – 8 HOU – 9 19% • Deposit Relationship Manager • Commercial Banker ‒ ‒ 14% DFW – 8 HOU – 10 ‒ ‒ ‒ DFW – 14 HOU – 21 OTH – 3 42% Private Banker - 5 Business Banker - 17 Commercial Banker - 38 Specialty Banker - 13 Deposit Relationship Manager - 18 DFW – Dallas MSA HOU – Houston MSA OTH – Other MSAs 9 Banking Staff Regional Distribution

Credit Quality • Nonperforming assets (NPAs) totaled $130.1 million or 3.31% of period end assets at September 30, 2016 compared to $93.5 million or 2.44% of period end total assets at June 30, 2016 • Excluding loans held for sale, total nonperforming assets would have been $105.3 million or 2.68% of period end total assets at September 30, 2016 • Of the approximately $88.5 million migration to classified status in the quarter, 62% related to acquired Patriot loans and 22% related to Green Bank energy production loans • Allowance for loan losses was 1.18% of total loans at September 30, 2016, and the allowance for loan losses plus the acquired loan net discount to total loans adjusted for the acquired loan net discount was 1.62% • Provision expense of $28.2 million in the third quarter of 2016 reflects the addition of: − $19.2 million in reserves related to write-downs of energy loans that were transferred to held for sale − $8.8 million in specific reserves added for impaired loans, of which $6.1 million is related to energy loans 10

Third Quarter 2016 Financial Results Net Income (Loss) (1) $4,604 $4,630 $5,000 2016 Q3 2016 Q2 Net Income (Loss) (1) $2,500 $(8,975) $3,655 $0 EPS (1) $(0.24) $0.10 -$2,500 ROAA (1) (0.92)% 0.39% -$5,000 Loans (2) $3,047,618 $3,189,436 -$7,500 Deposits $3,315,899 $3,207,261 -$10,000 *$ in thousands, except per share data 3Q15 4Q15 1Q16 2Q16 3Q16 ($ in thousands) (1) Excluding one-time acquisition expenses (2) Excluding loans held for sale 11 $3,655 $2,093 $(8,975)

Noninterest Income $4,500 $4,000 Other $3,500 Gain on sale of available-for-sale securities, net Gain on sale of held-for-sale loans, net Gain on sale of guaranteed portion of loans, net Loan fees $3,000 $2,500 $2,000 $1,500 $1,000 Customer service fees $500 $0 3Q15 ($ in thousands) 4Q15 1Q16 2Q16 3Q16 12

Noninterest Expense $25,000 One-time acquisition expenses $20,000 Other $15,000 Professional and regulatory fees Occupancy $10,000 Salaries and employee benefits $5,000 $0 3Q15 ($ in thousands) 4Q15 1Q16 2Q16 3Q16 13

Net Interest Income and Net Interest Margin $36,000 5.50% $34,228 $33,675 $33,541 $31,000 5.00% $26,000 4.50% NII NIM Loan Yield Loan Yield exc. Fees $21,000 4.00% $16,000 3.50% $11,000 3.00% 3Q15 ($ in thousands) 4Q15 1Q16 2Q16 3Q16 14 Net Interest Income Net Interest Margin $35,007 4.67% 4.37% $21,162 4.91% 4.22% 3.92% 4.81% 4.29% 3.87% 4.76% 4.29% 3.74% 4.77% 4.20% 3.62% 3.63%

Performance Metrics 75% 70% 65% 60% 55% 50% 45% 45% 40% 35% 30% 25% 20% 15% 55.4% 54.7% 3Q15 4Q15 1Q16 2Q16 3Q16 3Q15 4Q15 1Q16 2Q16 3Q16 Reported Adjusted ^ (^) excludes one-time acquisition expenses (*) Banker capacity in the Dallas/Fort Worth/Arlington MSA is 45.0% 15 45.0%* 32.0% 29.4% 30.0% 22.7% 18.0% 61.9% 59.8% 61.9% 56.4%50.8% 55.3% 50.0%49.8% Efficiency Ratio Remaining Banker Capacity

Question & Answer Session 16